UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 7, 2006
CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50412	34-1712937

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On September 7, 2006, Samuel F. Thomas, Chief Executive Officer and President of Chart Industries, Inc. (the “Company”), gave a presentation at the Lehman Brothers CEO Energy/Power Conference. A copy of the slides presented by the Company at the conference is furnished with this Current Report on Form 8-K as Exhibit 99.1. These slides were also made available on the Company’s website beginning on September 7, 2006.
     All information in the slides is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference. The slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein.
Item 7.01 Regulation FD Disclosure.
     The information set forth in Item 2.02 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. slide presentation at the Lehman Brothers CEO Energy/Power Conference on September 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: September 7, 2006
/s/ Matthew J. Klaben

Matthew J. Klaben
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Chart Industries, Inc. slide presentation at the Lehman Brothers CEO Energy/Power Conference on September 7, 2006.

*	Furnished herewith.